SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2000


                             GLOBAL SOURCES LIMITED
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              Delaware                              333-41389                               13-4020643
              --------                             ----------                               ----------
    (State or Other Jurisdiction                   (Commission                             (IRS Employer
          of Incorporation)                         File No.)                           Identification No.)

342 Madison Avenue, Suite 1815  New York, New York                     10173
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's telephone number, including area code (212) 687-6363

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On February 1, 2000, Global Sources Limited (the "Company") acquired all of the issued and outstanding capital stock of M&S Corporate Holdings, Inc., a New Jersey corporation, d/b/a The Partnership Group (the "Partnership Group"). The Partnership Group provides retained executive search services as well as other human resource consulting services including benchmark studies, competitive intelligence surveys, career planning and executive coaching mostly in the telecommunications, high technology, financial services, pharmaceutical, and health care industries.

         Pursuant to a Stock Purchase Agreement dated as of February 1, 2000 (the "Purchase Agreement"), by and among the Company, the Partnership Group and each of Peter Maher ("Maher") and Raymond Schwartz ("Schwartz"), shareholders of the Partnership Group (collectively, the "Shareholders"), the Shareholders received a total of 450,000 shares (the "Shares") of the Company's common stock, par value $.001 (the "Common Stock"). The parties to the Purchase Agreement valued the total consideration paid by the Company to have an aggregate value of $900,000.

         The four hundred fifty thousand (450,000) shares of the Common Stock paid are not freely trading and are subject to a timed release formula which allows for release of that number of shares by the Shareholders resulting, in the aggregate, in proceeds of not more than: (i) ninety thousand dollars ($90,000) in any month during the initial one hundred eighty (180) days following any registration of the Shares (the "180 Day Period"); and (ii) ninety thousand dollars ($90,000) in any month during the subsequent eighteen (18) month period (the "Eighteen Month Period."). Further, during any one month period thereafter, commencing on the date that the Eighteen Month Period ends, the Shareholders shall not sell more than an aggregate of 45,000 shares of the Common Stock.

         In addition, subject to certain limitations, the Purchase Agreement provides for the Company to issue the Shareholders additional shares of the Common Stock, as follows:

         o if either or both of the Shareholders sell up to 45,000 shares of the Common Stock during the 180 Day Period but fail to realize proceeds from such sales equal to at least $2 per share, then such Shareholder(s) will receive additional shares of the Common Stock in an amount equal to (i) the number of shares sold by such Shareholder(s) multiplied by (ii) the difference of $2.00 minus the actual value per share realized upon such sales (the "Initial Keepwell"), divided by the mean of the last asked price of the Common Stock for the five (5) business days preceding the date the additional shares are issued to such Shareholder(s).

         o At the one year anniversary from the day the Common Stock is registered, if the value of 405,000 shares of the Common Stock is not equal to at least $2.20 per share (having an aggregate value of $891,000), then the Shareholders will receive additional shares of the Common Stock in an amount equal to
                  (i) 405,000 shares of the Common Stock multiplied by (ii) the difference of $2.20 minus the mean of the last asked price of the Common Stock for the five business days preceding the anniversary date (the "Anniversary Keepwell"), divided by the mean of the last asked price of the Common Stock for the five business days preceding the anniversary date.

         The Company may elect to pay in cash in lieu of issuing additional common stock.

         The share price of the additional shares under the Initial Keepwell and the Anniversary Keepwell will be determined by the Company's primary market maker as specified in the Purchase Agreement.

         According to the Purchase Agreement, the Initial Keepwell and the Anniversary Keepwell become void if the mean of the last asked price by the Company's primary market maker exceeds $3.00 for any twenty (20) consecutive trading days during the period in which the keepwells are in effect.

         Pursuant to a letter agreement dated as of March 23, 2001 between the Shareholders and the Company, the Shareholders agreed that both the Initial Keepwell and the Anniversary Keepwell would not become effective until a date that is one year later than the date on which they are to become effective under the terms of the Purchase Agreement.

         Concurrent with the Purchase Agreement, the Company entered into employment agreements (collectively, the "Employment Agreements") with each of Maher and Schwartz, commencing on February 1, 2000 for a term of fifty-six (56) months, to oversee the day-to-day management and operation of the Group. The Employment Agreements provide Maher and Schwartz base salaries of $12,083.33 per month and $9,000 per month, respectively, and certain benefits and bonuses (payable in cash or stock) based on specific performance criteria of the Group. Each of Maher and Schwartz is also eligible to receive options to purchase 25,000 shares of the Company's common stock. The Company can terminate each Employment Agreement at any time for cause or for such other reasons as specified in the Employment Agreements. Under the Employment Agreements, each of Maher and Schwartz has agreed (i) to inform the Company of any business opportunity of which he learns of that relates to the Company's business, (ii) not to disclose any confidential information concerning the Company, (iii) not to compete with the Company for business with customers and/or clients, and (iv) not to solicit any of the Company's employees, subsidiaries or affiliates during and after termination of employment.

         The descriptions of the Purchase Agreement and other agreements discussed above are qualified in their entirety by reference to such agreements, which are attached as exhibits and/or incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of the Business Acquired.
                  ----------------------------------------------

         Financial Statements of The Partnership Group

                  (i)      Independent Auditors Report

                  (ii)     Balance Sheets at January 31, 2000 and January 31,
                           1999

                  (iii) Statements of Income for the Year Ended January 31, 2000 and January 31, 1999

                  (iv) Statements of Stockholders' Equity at January 31, 2000 and January 31, 1999

                  (v) Statement of Cash Flows for the Year Ended January 31, 2000 and January 31, 1999

                  (vi)     Notes to Financial Statements

         (b)      Pro Forma Financial Information and Exhibits.
                  ---------------------------------------------

         Unaudited Pro Forma Condensed Combined Financial Statements for Global Sources Limited

                  (i)      Introduction

                  (ii)     Blance Sheet as of December 31, 1999

                  (iii) Statement of Operations for the Six Months Ended December 31, 1999

                  (iv) Statement of Operations for the Period from March 25, 1999 (date of incorporation) through June 30, 1999

                  (v)      Notes  Pro   Forma   Condensed   Combined   Financial
                           Statements

         (c)      Exhibits
                  --------

                  2.1- Purchase Agreement dated as of February 1, 2000 by and among the Company and each of the Shareholders. [NONE OF SCHEDULES TO THE PURCHASE AGREEMENT HAVE BEEN PROVIDED]

                  2.2- Letter Agreement by and among the Company and each of the Shareholders dated as of March 23, 2001.

                  10.1- Employment Agreement by and between the Company and Peter Maher dated as of February 1, 2000.

                  10.2- Employment Agreement by and between the Company and Raymond Schwartz dated as of February 1, 2000.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2000

                                GLOBAL SOURCES LIMITED,
                                a Delaware Corporation

                                By: /s/ John Mazzuto
                                --------------------
                                Name: John Mazzuto
                                Title:  President and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------

2.1 Purchase Agreement dated as of February 1, 2000 by and among the Company and each of the Shareholders.

            List of Omitted Exhibits and Schedules to the Purchase Agreement:
            -----------------------------------------------------------------

            Exhibit A - Existing Employment Agreements

            Exhibit D - Financial Statements

            Exhibit E - Notice Addresses

            Schedule 2.02(G) - List of Assets

            Schedule 2.02(I) - List of Contracts

            Schedule 2.02(L) - Accounts

            Schedule 2.02(N) - Accounts Receivable

            Schedule 2.02(P) - Employees, Employee Benefit or Pension Plans

            Schedule 2.02(Q) - Prohibited Transactions, ERISA Violations or
                               Claims, etc.

            Schedule 2.02(S) - Officers and Directors

2.2         Letter   Agreement  by  and  among  the  Company  and  each  of  the
            Shareholders dated as of March 23, 2001.

10.1 Employment Agreement by and between the Company and Peter Maher dated as of February 1, 2000 - Exhibit B to the Purchase Agreement.

10.2 Employment Agreement by and between the Company and Raymond Schwartz dated as of February 1, 2000 - Exhibit C to the Purchase Agreement.

                        Consolidated Financial Statements

                          INDEPENDENT AUDITOR'S REPORT

TO THE BOARD OF DIRECTORS
AND MEMBERS OF
M&S CORPORATE HOLDING INC.
D/B/A THE PARTNERSHIP GROUP

I have audited the accompanying balance sheet of M&S Corporate Holding Inc., d/b/a The Partnership Group, as of January 31, 2000 and 1999, and the related statements of operations and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted this audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provided a reasonable basis for my opinion.

 In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of M&S Corporate Holding Inc. d/b/a The Partnership Group, as of January 31, 2000 and 1999, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Christina Stylianou

CERTIFIED PUBLIC ACCOUNTANT

ASTORIA, NEW YORK
JUNE 26TH, 2000

                            M&S CORPORATE HOLDING INC
                           D/B/A THE PARTNERSHIP GROUP
                                 BALANCE SHEETS
                            JANUARY 31, 2000 AND 1999

                                                2000                        1999
                                                ----                        ----
ASSETS
Current Assets
Cash and Cash Equivalents                   $      -0-                        $     7,461
Accounts Receivable                            82,738                              62,174
                                              -------                              ------
TOTAL CURRENT ASSETS                           82,738                              69,635
                                               ======                              ======

PROPERTY & EQUIPMENT, AT COST:
Furniture and Fixtures
Office Equipment                               28,361                              28,361
Less: Accumulated Depreciation               (27,202)                            (24,775)
                                             --------                            --------
        NET PROPERTY & EQUIPMENT                1,159                               3,586
                                              =======                               =====
Security Deposits                               6,062                               6,062

TOTAL ASSETS                                   89,959                              79,283
                                              =======                             =======

LIABILITIES & LIMITED LIABILITY COMPANY EQUITY
CURRENT LIABILITIES

 Cash Overdraft                            $     9,654
 Accounts Payable &
 Accrued Expenses                               73,222                       $     44,564
 Payroll Taxes Payable                           6,672                              4,853
 Advances from Global Sources Ltd.              25,000
 Advances from Global Sources Ltd.'s
 Affiliate                                      30,000

TOTAL CURRENT LIABILITIES                      144,548                              49,417
                                               =======                              ======
Stockholders' Equity (Deficit)
Common Stock                                     1,000                              1,000
Retained Earnings                             (55,589)                             28,866
                                              --------                             ------

Total Stockholders' Equity (Deficit)          (54,589)                             29,866
                                              --------                             ------
TOTAL LIABILITIES &

STOCKHOLDERS' EQUITY                            89,959                             79,283
                                                ======                             ======

See independent auditor's report and accompanying notes which are an integral part of the financial statements.

                           M&S CORPORATE HOLDING INC.
                           D/B/A THE PARTNERSHIP GROUP
                              STATEMENTS OF INCOME
                            JANUARY 31, 2000 AND 1999

                                            2000                                1999
                                            ----                                ----

REVENUE:

Fee Income                            $     585,102                        $     736,314
Reimbursed Expenses                          32,297                               38,753
                                             ------                               ------
TOTAL REVENUE                               617,399                              775,067


OPERATING EXPENSES:

Payroll Expenses                            382,522                              443,435
General & Administrative
Expenses                                    319,332                              329,594
                                            -------                             --------

TOTAL OPERATING EXPENSES                    701,854                              773,009
                                            =======                               ======

NET INCOME (LOSS)                          (84,455)                                2,058
                                            =======                               ======


See independent auditor's report and accompanying notes which are an integral part of the financial statements.

                           M&S CORPORATE HOLDING INC.
                           D/B/A THE PARTNERSHIP GROUP
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                            JANUARY 31, 2000 AND 1999

                                       COMMON              RETAINED
                                       STOCK               EARNINGS (DEFICIT)           TOTAL
                                       -----               ------------------           -----
Balance, January 31, 1998      $     1,000                  $ 26,808                $   27,808

Net Income                               -                     2,058                     2,058
                                  --------                  --------                ----------

Balance, January 31, 1999            1,000                    28,866                    29,866

Net Income (Loss)                        -                   (84,455)                  (84,455)
                                  --------                  --------                ----------

Balance, January 31, 2000            1,000                   (55,589)                  (55,589)

                           M&S CORPORATE HOLDING INC.
                           D/B/A THE PARTNERSHIP GROUP
                            STATEMENTS OF CASH FLOWS
                            JANUARY 31, 2000 AND 1999

                                                       2000                        1999
                                                       ----                        ----

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                                 $   (84,455)                    $2,058

Adjustments to Reconcile Net Income
(Loss) to Net Cash Used in Operating
Activities:

Depreciation                                            2,427                     3,027

Increase/Decrease in:

Accounts Receivable                                   (20,564)                  (18,348)

Increase/Decrease in:
Accounts Payable and Accrued
Expenses                                               28,659                    42,166
Payroll Taxes Payable                                   1,818                     4,854
Advances from Stockholders                                  0                   (40,143)
Advances from Global Sources Ltd.                      25,000                         0
Advances from Global Sources Ltd.'s
Affiliate                                              30,000                         0
                                                       --------------------------------


Net Increase/Decrease in Cash                         (17,115)                   (6,386)

Cash at Beginning of Year                               7,461                    13,847
                                                      ---------------------------------

Cash at End of Year                                   (9,654)                     7,461
                                                     ==================================

                           M&S CORPORATE HOLDING INC.
                           D/B/A THE PARTNERSHIP GROUP
                          NOTES TO FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999

NOTE 1-GENERAL

M&S Corporate Holding Inc, (the "Company"), was established under the laws of the state of New Jersey on April 30th, 1992 and it is currently doing business as "The Partnership Group".

The Company is in the business of recruiting executive personnel.

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company uses the accrual basis of accounting in accordance with generally accepted accounting principles for financial reporting purposes. The cash basis of accounting is used for tax purposes.

USE OF ESTIMATES

In preparing financial statements in conformity with Generally Accepted Accounting Principals, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ form these estimates.

REVENUE RECOGNITION

Placement fee revenues and reimbursed expenses are recognized as revenue when billed. Billings are rendered in phases as searches progress.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all highly liquid debt instruments with an original maturity of three months or less at the date of purchase.

PROPERTY AND EQUIPMENT

Property and equipment is recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets. Useful lives range from five to ten years.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Cash, accounts payable and other current liabilities are recorded in the financial statements at cost, which approximates fair market value because of the short-term maturity of those instruments.

                           M&S CORPORATE HOLDING INC.
                           D/B/A THE PARTNERSHIP GROUP
                          NOTES TO FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999

NOTE 3 -  401(K) PLAN

The Company has a defined contribution 401(K) plan with a voluntary employer profit-sharing provision since 1/2/1993. All full-time employees that are at least twenty-one years of age are eligible to join the plan upon the completion of 1 (one) year of employment. Employee contributions are limited to 15% of the employee's salary not to exceed the Internal Revenue Service maximum contribution allowed. Employees are immediately 100% vested in their own contributions and those made by the employer on their behalf. Voluntary employer contributions under the Plan accrued in the accompanying statements of income aggregated $0 and $5,435 at January 31, 2000 and January 31, 1999, respectively. The 1998 calendar year contribution payable of $5,435 was paid in July and August of 1999.

NOTE 4 - LEASES

The Company has entered into various non-cancelable operating lease agreements for office space, office equipment, and an automobile. Future minimum lease payments at January 31, 2000 for those operating leases with remaining terms of one year or more are as follows:

                                     2001                $ 33,349
                                     2002                  18,315
                                     2003                  12,216
                                     2004                   8,662
                                     2005                   7,940
                               Thereafter                       0
                                                       ----------
                               Total minimum lease
                               payments                    63,880
                                                       ==========

NOTE 5- SUBSEQUENT EVENTS

The Company has agreed to be acquired in its entirety by Global Sources Limited effective January 31, 2000 in a stock-for-stock purchase transaction. As of January 31, 2000, Global Sources Limited advanced the Company $25,000 and an affiliated of Global Sources Limited advanced the Company $30,000. The advances were non-interest bearing.

                    Unaudited Pro Forma Financial Statements

                             GLOBAL SOURCES LIMITED
                         PRO FORMA FINANCIAL INFORMATION

Introduction - Pro Forma Information

         The following pro forma condensed combined balance sheet as of December 31, 1999 and the pro forma condensed statements of operations for the year ended June 30, 1999, and the six months ended December 31, 1999 give effect to Global Sources Limited ("Company") acquiring the assets of The Partnership Group.

              The pro forma information is based on the historical financial statements of the Company and The Partnership Group, giving effect to the transactions under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The pro forma combined balance sheet as of December 31, 1999 gives effect to The Partnership Group acquisition as if it had occurred on December 31, 1999.

              The pro forma combined statements of operations for the year ended June 30, 1999 and the six months ended December 31, 1999 gives effect to the acquisition as if it had occurred at the beginning of the periods presented.

         The pro forma condensed combined financial statements have been prepared by the Company's management based upon the historical financial statements of the Company and The Partnership Group. These pro forma combined financial statements may not be indicative of the results that actually would have occurred if the acquisition had been in effect on the dates indicated. The pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and notes contained in the Company's amended registration statement on Form SB -2/A and the Company's quarterly reports on Form 10-QSB.

                             GLOBAL SOURCES LIMITED


             PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)
                             AS OF DECEMBER 31, 1999

                                           Historical
                               ------------------------------------


                                 Global Sources          The
                                    Limited          Partnership     Pro Forma        Note
                                  Consolidated          Group       Adjustments     References   Pro Forma Combined
                               ---------------------------------------------------------------------------------------
Assets
Cash and cash equivalents             71,805             8,238                                         80,043
Accounts receivable, net             201,926            28,828                                        230,754
Other current assets                 137,362             6,062                                        143,424
                               ------------------------------------------------
  Total current assets               411,093            43,128                                        454,221
                               ------------------------------------------------

Property and equipment, net           64,167             1,267                                         65,434
Intangibles, net                   1,945,620                           914,476     (a)              2,860,096
                               ------------------------------------------------                 -----------------------

  Total assets                     2,420,880            44,395         914,476                      3,379,751
                               ================================================                 =======================

Liabilities and Equity
Liabilities:
Accounts payable and accrued
  expenses                           521,060             6,325                                        527,385
Payroll liabilities                  128,264             4,591                                        132,855
Lines of credit                      450,000                                                          450,000
Current portion of notes
payable to banks                     140,000                                                          140,000
Other liabilities                     63,900            47,956                                        111,856
                               --------------------------------                                 -----------------------
  Total current liabilities        1,303,224            58,872                                      1,362,096
                               --------------------------------                                 -----------------------

Long-term debt                        80,000                                                           80,000

Equity:
Preferred stock                        1,778                                                            1,778
Common stock                           6,925             1,000           (550)     (a)                  7,375
Additional paid in capital         6,079,157                           899,500     (a)              6,978,657
Retained deficit                 (5,045,204)          (15,476)          15,476     (a)             (5,045,204)
Less: Subscribed stock               (5,000)                                                           (5,000)
                               ------------------------------------------------                 -----------------------
  Total equity                     1,037,656          (14,476)         914,426                      1,937,606
                               ------------------------------------------------                 -----------------------

Total liabilities and equity       2,420,880            44,395         914,426                      3,379,701
                               ================================================                 =======================

                             GLOBAL SOURCES LIMITED

        PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1999

                                                     Historical
                                       ---------------------------------------
                                      Platinum Executive     The Partnership     Pro Forma         Note
                                        Search, Inc. (c)          Group         Adjustments     References         Pro Forma
                                       -------------------  ------------------ --------------- ------------- ----------------------
Revenue                                        617,889            245,021                                    862,910

Operating Expenses:
Payroll                                      4,426,338            221,140                                  4,647,478
General and administrative                   1,063,237            132,984           45,724    (b)          1,196,221
                                       ----------------------------------------------------          ------------------------------
      Total Operating Expenses               5,489,575            354,124           45,724                 5,843,699
                                       ----------------------------------------------------          ------------------------------

Operating Income (Loss)                    (4,871,686)          (109,103)         (45,724)               (4,980,789)
                                       ----------------------------------------------------          ------------------------------

Non-Operating Income (Expense):
Interest income                                    718                                                          718
Interest expense                              (30,986)                                                      (30,986)
                                       ----------------------------------------------------          ------------------------------
      Net Non-operating loss                  (30,268)                                                      (30,268)
                                       ----------------------------------------------------          ------------------------------

Net income (loss) before income tax        (4,901,954)          (109,103)         (45,724)               (5,011,057)
provision

                                       ----------------------------------------------------          ------------------------------

Provision for income taxes
                                       ----------------------------------------------------          ------------------------------

      Net loss                             (4,901,954)          (109,103)         (45,724)               (5,011,057)
                                       ====================================================          ==============================

Basic loss per common share                     (0.78)                                                        (0.74)
                                       ================                                              ==============================

Basic weighted average common
  shares outstanding                         6,284,556                                                    6,734,556
                                       ================                                              ==============================

Diluted loss per common share                   (0.69)                                                        (0.66)
                                       ================                                              ==============================

Diluted weighted average common
shares                                       7,142,646                                                     7,952,646
                                       ================                                              ==============================

                             GLOBAL SOURCES LIMITED

                    PRO FORMA CONDENSED COMBINED STATEMENT OF
              OPERATIONS (UNAUDITED) FOR THE PERIOD FROM MARCH 25,
               1999 (DATE OF INCORPORATION) THROUGH JUNE 30, 1999

                                                    Historical
                                       ---------------------------------------
                                       Platinum Executive   The Partnership      Pro Forma         Note
                                        Search, Inc. (c)          Group         Adjustments     References          Pro Forma
                                       -------------------  ------------------ --------------- ------------- ----------------------
Revenue                                                           224,741                                   224,741

Operating Expenses:
Payroll                                                            81,893                                    81,893
General and administrative                     143,108             74,096           24,767   (b)           217,204
                                       ----------------------------------------------------         -------------------------------
      Total Operating Expenses                 143,108            155,989           24,767                 299,097
                                       ----------------------------------------------------         -------------------------------

Operating Income (Loss)                      (143,108)             68,752         (24,767)                 (74,356)
                                       ----------------------------------------------------         -------------------------------

Non-Operating Income (Expense):
Interest income                                                                                                  0
Interest expense                                 (142)                                                        (142)
                                       ----------------------------------------------------         -------------------------------
      Net Non-operating loss                     (142)                                                        (142)
                                       ----------------------------------------------------         -------------------------------

Net income (loss) before income tax          (143,250)             68,752         (24,767)                 (74,498)
provision

                                       ----------------------------------------------------         -------------------------------

Provision for income taxes
                                       ----------------------------------------------------         -------------------------------

      Net loss                               (143,250)             68,752         (24,767)                 (74,498)
                                       ====================================================         ===============================

Basic loss per common share                     (0.04)                                                       (0.02)
                                       ================                                             ===============================

Basic weighted average common
  shares outstanding                         4,050,000                                                   4,500,000
                                       ================                                             ===============================

Diluted loss per common share                   (0.04)                                                       (0.02)
                                       ================                                             ===============================

Diluted weighted average common
shares                                       4,050,000                                                   4,500,000
                                       ================                                             ===============================

                             GLOBAL SOURCES LIMITED

     NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)




(a) To record purchase price in the amount of $900,000 consisting of 450,000 shares of the Company's common stock (par value $.001) and related goodwill of $914,476 representing the excess of purchase price over the net assets of The Partnership Group.

(b) To record amortization of goodwill over a ten-year period. Goodwill is assumed.

(c) Platinum Executive Search, Inc. is shown here because it merged with First Sunrise, Inc. on December 9, 1999. The merged entity changed its name to Global Sources Limited on the same day.

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